Earnings / (loss) per share	6 Months Ended
Jun. 30, 2021
Earnings per share [abstract]
Earnings / (loss) per share	Earnings / (loss) per share
The calculation of both basic and diluted earnings / (loss) per share is based on net income / (loss) attributable to equity holders of the parent and weighted average outstanding shares of:

	For the six months ended June 30,
In thousands of U.S. dollars except for share data	2021	2020
Net income / (loss) attributable to equity holders of the parent - basic	$(115,176)	$190,568
Convertible notes interest expense	—	7,617
Net income / (loss) attributable to equity holders of the parent - diluted	$(115,176)	$198,185

Basic weighted average number of shares	54,388,504	54,747,345
Effect of dilutive potential basic shares:
Restricted stock	—	1,778,355
Convertible notes	—	5,275,395
	—	7,053,750
Diluted weighted average number of shares	54,388,504	61,801,095

Earnings / (Loss) Per Share:
Basic	$(2.12)	$3.48
Diluted	$(2.12)	$3.21

During the six months ended June 30, 2021, the inclusion of potentially dilutive shares relating to our Convertible Notes due 2022 and Convertible Notes due 2025 (representing an aggregate of 7,224,568 shares of common stock) and 3,720,577 unvested restricted shares were excluded from the computation of diluted earnings per share because their effect would have been anti-dilutive.
During the six months ended June 30, 2020, the dilutive effect of 7,053,750 shares relates to 5,295,075 potentially dilutive shares relating to our Convertible Notes due 2022 and 3,699,210 unvested restricted shares.